UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: March 26, 2018
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events.

After communications with Institutional Shareholder Services (“ISS”), Umpqua Holdings Corporation determined that clarifying information regarding a director nominee would be helpful to shareholders. On March 2, 2018, Umpqua Holdings Corporation filed a proxy statement in connection with the solicitation of proxies for the 2018 Annual Meeting of Shareholders to be held Wednesday, April 18, 2018, at 2:00 p.m. Pacific Time. The proxy statement included information about director nominee James Greene and the composition of board committees. This Form 8-K provides additional information regarding Mr. Greene and the committees he currently serves on.

The table below shows the current membership of each board committee (and the membership as of March 2, 2018, the date of the above referenced proxy statement):

	Audit and Compliance	Finance and Capital	Compensation	Enterprise Risk and Credit	Executive	Governance
Members:
Peggy Fowler					C	C
Stephen Gambee	•	•		V
James Greene		•		•	•
Luis Machuca		V	C		•	•
Cort O’Haver		•		•	•
Maria Pope	V		•
John Schultz	•		V
Susan Stevens	•			C	•	•
Hilliard Terry		C		•	•	•
Bryan Timm	C		•		V	V

C – Chair V - Vice Chair • - Member

As disclosed in the proxy statement, Mr. Greene served as Board Chair of our subsidiary, Pivotus Ventures, Inc., and provided management consulting and worked with Pivotus on strategic planning and collaboration initiatives. In December 2017, the Compensation Committee along with the other independent directors (excluding Mr. Greene) reviewed Mr. Greene’s work with Pivotus, and approved a one-time payment to Mr. Greene of $150,000 for Pivotus-related work, subject to Mr. Greene’s acceptance of such payment. The board of directors determined that Mr. Greene would not qualify as “independent,” as defined in the NASDAQ listing rules, upon his acceptance of the payment, and approved the above committee structure effective with that event to ensure that the Governance (nominating) Committee consisted exclusively of independent directors. Mr. Greene served on the Governance Committee during 2017, with his service on the Governance Committee ending when he was determined to no longer be an independent director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: March 26, 2018	By:/s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary